Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF OHIO

EASTERN DIVISION

The Booth Family Trust	:	Case No. 2:05-cv-0860
	:	Judge Sargus
vs.	:	Magistrate Judge Kemp
:
Michael S. Jeffries, et al.	:
:
:
Robert Kemp	:	Case No. 2:05-cv-0964
	:	Judge Sargus
vs.	:	Magistrate Judge Kemp
:
Russell M. Gertmenian, et al.	:
:
:
Alfred Freed	:	Case No. 2:05-cv-0998
	:	Judge Sargus
vs.	:	Magistrate Judge Kemp
:
Michael S. Jeffries, et al.	:
:
:
:
Jennifer Chu	:	Case No. 2:05-cv-1084
	:	Judge Sargus
vs.	:	Magistrate Judge Kemp
:
Russell M. Gertmenian, et al.	:

ORDER PRELIMINARILY APPROVING SETTLEMENT AND SETTING SETTLEMENT HEARING

Lead Derivative Plaintiffs The Booth Family Trust and Alfred Freed (collectively, the “Derivative Plaintiffs”) and Defendants James B. Bachmann, Lauren J. Brisky, John W. Kessler, John A. Golden, Russell M. Gertmenian, Archie M. Griffin, Daniel J. Brestle, Edward F. Limato, Allan A. Tuttle, Michael S. Jeffries, Robert S. Singer and Samuel N. Shahid, Jr. (the “Individual Defendants”) and Nominal Defendant Abercrombie & Fitch Co. (“Abercrombie” or the “Company”) (collectively, “Defendants”) have entered into a Stipulation and Agreement of

Settlement dated October 27, 2011 (the “Stipulation”), which sets forth the terms and conditions of the proposed settlement (the “Settlement”) of the above-captioned stockholder derivative litigation, subject to review and approval by this Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure.

The Derivative Plaintiffs and Abercrombie and the Individual Defendants have moved for an Order preliminarily approving the Settlement in accordance with the terms of the Stipulation and providing for notice of the Settlement.

The Court has read and considered the Stipulation and its exhibits, including the proposed (i) Notice of Pendency and Proposed Settlement of Stockholder Derivative Litigation (the “Notice”); and (ii) Final Judgment.

Finding that substantial and sufficient grounds exist for entering this Order, the Court hereby ORDERS as follows:

1. This Order incorporates by reference the definitions in the Stipulation and, unless otherwise defined this Order, all capitalized terms used in this Order shall have the same meaning as set forth in the Stipulation.

2. The Court preliminarily approves the Settlement on the terms set forth in the Stipulation, subject to further consideration at a hearing to be held before this Court on December 13, 2011, at 1:30 p.m., at the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215 (the “Settlement Hearing”), to, among other things: (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, should be approved by the Court; (b) determine whether the Released Plaintiff Claims against the Defendants and the other Released Defendant Parties should be dismissed with prejudice as set forth in the Stipulation; (c) determine whether Derivative Plaintiffs’ Counsel’s application for an award of Attorneys’ Fees and Expenses should be approved; and (d) rule on such other matters as the Court may deem appropriate.

3. The Court expressly reserves the right to adjourn the Settlement Hearing, or any adjournment thereof, without any further notice to stockholders of Abercrombie other than an announcement at the Settlement Hearing or any adjournment of the Settlement Hearing.

4. The Court reserves the right to approve the Settlement with or without modification and with or without further notice of any kind. The Court further reserves the right to enter its Final Judgment approving the Settlement and dismissing the Released Plaintiff Claims against the Released Defendant Parties with prejudice regardless of whether the Court has awarded Attorneys’ Fees and Expenses.

5. The Court approves the form, content and requirements of the Notice and finds that the filing and posting of the Notice, substantially in the manner and form set forth in this Order, meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process, and constitutes due and sufficient notice of all matters relating to the Settlement.

6. By no later than November 1, 2011, Abercrombie shall: (i) file a copy of the Notice substantially in the form attached hereto as Exhibit 1, as an exhibit to a Form 8-K with the United States Securities and Exchange Commission; and (ii) post a copy of the Notice on Abercrombie’s corporate website, along with a copy of the Stipulation, which documents shall remain posted on Abercrombie’s corporate website through the Settlement Effective Date.

7. By no later than November 1, 2011, Derivative Plaintiffs’ Lead Counsel shall post on their firm websites a copy of the Notice, along with a copy of the Stipulation, which documents shall remain posted on Derivative Plaintiffs’ Lead Counsel’s websites through the Settlement Effective Date.

8. Any and all costs associated with filing of the Form 8-K and posting on the Abercrombie website shall be paid by Abercrombie, whether or not the Settlement becomes effective. Any and all other costs associated with posting on the websites of Derivative Plaintiffs’ Lead Counsel shall be paid by Derivative Plaintiffs’ Lead Counsel.

9. By no later than December 2, 2011, Abercrombie’s counsel and Derivative Plaintiffs’ Lead Counsel shall file with the Court an appropriate proof of compliance with the notice procedures set forth in this Preliminary Approval Order.

10. Any person who owns shares of Abercrombie common stock as of the date of the Settlement Hearing may appear at the Settlement Hearing to show cause why the proposed Settlement should not be approved; why the Final Judgment should not be entered thereon; or why Derivative Plaintiffs’ Counsel’s application for an award of Attorneys’ Fees and Expenses should not be granted; provided, however, that no such person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Final Judgment to be entered approving the same, or the application for Attorneys’ Fees and Expenses, unless such person has filed with the Clerk of the United States District Court for the Southern District of Ohio, 85 Marconi Boulevard, Columbus, Ohio 43215, and served (by hand, first-class mail or express service) on Derivative Plaintiffs’ Lead Counsel and Defendants’ counsel, at the addresses below, a written notice of objection that includes (i) the objector’s name, address and telephone number, along with a representation as to whether the objector intends to appear at the Settlement Hearing; (ii) proof that the objector owned shares of Abercrombie common stock as of [date of issuance of notice], 2011, and continues to hold such shares; (iii) a statement of the objections to any matters before the Court, the grounds for the objections or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider; and (iv) if the objector has indicated that he, she or it intends to appear at the Settlement Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing.

Derivative Plaintiffs’ Lead Counsel:	Counsel for the Individual Defendants:

Nadeem Faruqi Beth A. Keller FARUQI & FARUQI, LLP 369 Lexington Avenue, 10th Floor New York, NY 10017	Jay B. Kasner SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP Four Times Square New York, NY 10036

William B. Federman FEDERMAN & SHERWOOD 10205 N. Pennsylvania Ave. Oklahoma City, OK 73120	Roger P. Sugarman KEGLER BROWN HILL & RITTER 65 E. State Street, Suite 1800 Columbus, OH 43215-4294

Stuart M. Gerson EPSTEIN BECKER & GREEN, PC 1227 25th St., NW Washington, DC 20037

Michael R. Szolosi, Sr. McNAMARA AND MCNAMARA, LLP 88 East Broad Street, Suite 1250 Columbus, OH 43215-3558

John C. McDonald Matthew L. Fornshell SCHOTTENSTEIN ZOX AND DUNN 250 West Street Columbus, OH 43215

Counsel for Abercrombie:

John J. Kulewicz VORYS, SATER, SEYMOUR AND PEASE LLP 52 East Gay Street Columbus, OH 43215

Any such objection must be filed with the Court and received by the above-noted counsel by no later than November 25, 2011.

11. Any person or entity who fails to object in the manner prescribed above shall be deemed to have waived such objection and shall forever be foreclosed from making any objection in the 2005 Derivative Cases, or any other action or proceeding, to the Settlement, the Final Judgment to be entered approving the Settlement, or the application for Attorneys’ Fees and Expenses.

12. Derivative Plaintiffs’ Lead Counsel shall file and serve papers in support of final approval of the proposed Settlement and in support of their application for Attorneys’ Fees and Expenses by no later than November 14, 2011. If reply papers are necessary, they are to be filed and served by no later than December 2, 2011.

13. In the event the Settlement is terminated or the Settlement Effective Date does not occur for any reason, then: the Settlement shall be null and void and without prejudice, and none of its terms shall be effective or enforceable except as specifically provided in the Stipulation; the Settling Parties shall be deemed to have reverted to their respective positions in the 2005 Derivative Cases immediately prior to the execution of the Stipulation on October 27, 2011; and, except as otherwise expressly provided, the Settling Parties shall proceed in all respects as if the Stipulation and any related orders had not been entered.

14. All discovery and other proceedings in the 2005 Derivative Cases (except as may be necessary to carry out the terms and conditions of the proposed Settlement) are hereby stayed and suspended until further order of the Court. Pending the final determination of whether the Settlement should be approved, Derivative Plaintiffs shall not institute, commence or prosecute any action that asserts any Released Plaintiff Claim against any of the Released Defendant Parties.

15. The Court retains exclusive jurisdiction over the Federal Derivative Case to consider all further matters arising out of or related to the Settlement.

IT IS SO ORDERED.

/s/ Edmund A. Sargus 11-1-2011
UNITED STATES DISTRICT JUDGE

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